CENTENNIAL MONEY MARKET TRUST
                      Supplement dated April 1, 2000 to the
                          Prospectus dated May 14, 1999


1.  As of the date of this Prospectus, Class Y shares are not available.

2. The first three sentences of the third paragraph under the heading: How the Trusts are Managed on Page 9 of the prospectus are revised as follows.


Portfolio Managers. The portfolio manager of Centennial Money Market Trust and Centennial Government Trust is Carol E. Wolf. She is the person principally responsible for the day-to-day management of the Trust's portfolio. She has had this responsibility since June, 1990 and July, 1988, respectively. She is a Vice President of OppenheimerFunds, Inc. and an officer and portfolio manager of other funds for which OppenheimerFunds, Inc. or the Manager or an affiliate serves as investment advisor.

















April 1, 2000                                                 PS0154.007